Exhibit 99.1

Adaptimmune Announces Completion of Strategic Combination with TCR² Therapeutics Creating a Preeminent Solid Tumor Cell Therapy Company

First marketed engineered T-cell therapy for a solid tumor; BLA for afami-cel on track to complete submission in mid-2023

Compelling clinical data with late-stage programs targeting MAGE-A4 and mesothelin

Preclinical programs targeting PRAME and CD70 in IND-enabling studies

Adaptimmune funded into early 2026 with multiple value creating catalysts

Webcast to be held tomorrow, June 2nd at 8 a.m. EDT: https://www.gowebcasting.com/12589

PHILADELPHIA, PA., OXFORD, UK, June 1, 2023 – Adaptimmune Therapeutics plc (Nasdaq: ADAP) today announced completion of an all-stock transaction in which Adaptimmune has combined with TCR² Therapeutics Inc. (Nasdaq: TCRR) to create a preeminent T-cell therapy company to treat solid tumors.

Adaptimmune’s lead clinical franchises utilize engineered T-cell therapies targeting MAGE-A4 and mesothelin, which are expressed on a broad range of solid tumors. Use of these cell therapies is supported by compelling clinical data including results in late-stage synovial sarcoma which will form the basis of the Company’s first BLA submission to complete in mid-2023. The Company has access to an enhanced “next-gen toolbox” and an extended preclinical pipeline with development initially focused on PRAME and CD70.

Adrian Rawcliffe, Adaptimmune’s Chief Executive Officer: “We are delighted to welcome our new colleagues to Adaptimmune. Together, we will advance our industry leading pipeline making cell therapy a mainstream option for people with cancer. This starts with gaining approval for the first engineered T-cell therapy for a solid tumor - afami-cel for the treatment of synovial sarcoma - and progressing our Phase 2 trials for patients with ovarian cancer with both ADP-A2M4CD8 and gavo-cel.”

Significant Solid Tumor Opportunity

●	Solid tumors represent approximately 90% of all cancers. The combined company’s clinical programs targeting MAGE-A4 or mesothelin can address multiple solid tumor indications with the potential to treat ~300,000 patients per year.

●	The preclinical pipeline, including PRAME and CD70, could expand the addressable population to more than 500,000 patients per year.

●	The Company plans to complete submission of its first BLA for afami-cel for the treatment of synovial sarcoma in mid-2023. Data will be presented from the pivotal trial, SPEARHEAD-1, at ASCO demonstrating that 70% of patients with late-stage synovial sarcoma who respond to afami-cel are alive 2-years post-treatment. Link here for press release.

●	The Company has a deep pipeline with multiple late-stage products and will evaluate development priorities based on emerging data as outlined in the figure below:

Clinical development decisions driven by data catalysts

Overview of strategic combination

The strategic combination was consummated on June 1, 2023. Adaptimmune shareholders own approximately 75% of the combined company and prior TCR2 stockholders own approximately 25% of the combined company.

The combined company will continue to trade on the Nasdaq Stock Market under the symbol “[ADAP]”. The combined company comprises a team of leading cell therapy experts led by Adrian Rawcliffe, the CEO of Adaptimmune. The Board of Directors is composed of three members from TCR2 and six continuing from Adaptimmune: David Mott (Chair); Andrew Allen, MD, PhD; Lawrence Alleva; Ali Behbahani, MD; John Furey; Priti Hegde, PhD, Kristen Hege, MD (as of November 1, 2023), Garry Menzel, PhD, Adrian Rawcliffe, Elliot Sigal, MD, PhD.

Advisors

Cowen and Company LLC is serving as financial advisor to Adaptimmune and Ropes & Gray LLP is serving as legal counsel to Adaptimmune. Piper Sandler is serving as financial advisor to TCR2 and Goodwin Procter LLP is serving as legal counsel to TCR2.

Forward-looking Statements

This communication includes express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the business combination and related matters, including, but not limited to, prospective performance and opportunities with respect to Adaptimmune or TCR2, post-closing operations and the outlook for the companies’ businesses; Adaptimmune’s, TCR2’s or the combined company’s targets, plans, objectives or goals for future operations, including those related to Adaptimmune’s and TCR2’s product candidates, research and development, product candidate introductions and product candidate approvals as well as cooperation in relation thereto; projections of or targets for revenues, costs, income (or loss), earnings per share, capital expenditures, dividends, capital structure, net financials and other financial measures; future economic performance, future actions and outcomes of contingencies such as legal proceedings; and the assumptions underlying or relating to such statements.

These statements are based on Adaptimmune’s and TCR2’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: the risk that Adaptimmune and TCR2 may not realize the anticipated benefits of the transaction in the time frame expected, or at all; the effects of the transaction on relationships with Adaptimmune’s or TCR2’s employees, business or collaboration partners or governmental entities; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the completion of the transaction; significant or unexpected costs, charges or expenses resulting from the transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business; uncertainties as to the long-term value of Adaptimmune’s American Depositary Shares (and the ordinary shares represented thereby), including the dilution caused by Adaptimmune’s issuance of additional American Depositary Shares (and the ordinary shares represented thereby) in connection with the transaction; unknown liabilities related to Adaptimmune or TCR2; the nature, cost and outcome of any litigation and other legal proceedings involving Adaptimmune, TCR2 or their respective directors, including any legal proceedings related to the transaction; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of Adaptimmune’s or TCR2’s programs or product candidates; risks related to any loss of Adaptimmune’s or TCR2’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for Adaptimmune or TCR2’s product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by Adaptimmune, TCR2 and/or their respective collaborators or licensees; the extent to which the results from the research and development programs conducted by Adaptimmune, TCR2, and/or their respective collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of Adaptimmune’s or TCR2’s product candidates, and the impact of studies (whether conducted by Adaptimmune, TCR2 or others and whether mandated or voluntary) on any of the foregoing; unexpected breaches or terminations with respect to Adaptimmune’s or TCR2’s material contracts or arrangements; risks related to competition for Adaptimmune’s or TCR2’s product candidates; Adaptimmune’s or TCR2’s ability to successfully develop or commercialize Adaptimmune’s or TCR2’s product candidates; Adaptimmune’s, TCR2’s, and their collaborators’ abilities to continue to conduct current and future developmental, preclinical and clinical programs; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of Adaptimmune’s or TCR2’s product candidates; unexpected increase in costs and expenses with respect to the transaction or Adaptimmune’s or TCR2’s business or operations; and risks and uncertainties related to epidemics, pandemics or other public health crises and their impact on Adaptimmune’s and TCR2’s respective businesses, operations, supply chain, patient enrollment and retention, preclinical and clinical trials, strategy, goals and anticipated milestones. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. A more complete description of these and other material risks can be found in Adaptimmune’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including Adaptimmune’s Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC.

Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs and judgments of Adaptimmune’s management, and the reader is cautioned not to rely on any forward-looking statements made by Adaptimmune. Unless required by law, Adaptimmune is under no duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this document, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.

Adaptimmune Contacts

Investor Relations

Juli P. Miller, Ph.D. - VP, Corporate Affairs and Investor Relations

Juli.Miller@adaptimmune.com

Media Relations

Dana Lynch, Senior Director of Corporate Communications

Dana.Lynch@adaptimmune.com

4